Exhibit  4.2.14



                        SUPPLEMENTAL INDENTURE


                     Dated as of December 1, 1993


                                TO


                Indenture of Mortgage and Deed of Trust


                      Dated as of May 1, 1921




                THE CONNECTICUT LIGHT AND POWER COMPANY


                                TO


                    BANKERS TRUST COMPANY, Trustee





                Series ZZ Bonds, Due December 1, 2025



                 THE CONNECTICUT LIGHT AND POWER COMPANY

         Supplemental Indenture, Dated as of December 1, 1993

                            TABLE OF CONTENTS


                                                                   PAGE

Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Recitals . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Granting Clauses . . . . . . . . . . . . . . . . . . . . . . . . .  2
Habendum . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Grant in Trust . . . . . . . . . . . . . . . . . . . . . . . . . .  2


                                ARTICLE 1.

                 FORM AND PROVISIONS OF BONDS OF SERIES ZZ

SECTION 1.01. Designation; Amount. . . . . . . . . . . . . . . . .  3
SECTION 1.02. Form of Bonds of Series ZZ . . . . . . . . . . . . .  3
SECTION 1.03. Provisions of Bonds of Series ZZ; Interest Accrual .  3
SECTION 1.04. Transfer and Exchange of Bonds of Series ZZ. . . . .  4
SECTION 1.05. Sinking and Improvement Fund . . . . . . . . . . . .  4

                                ARTICLE 2.

                      REDEMPTION OF BONDS OF SERIES ZZ . . . . . .  4



                                ARTICLE 3.

                               MISCELLANEOUS

SECTION 3.01. Benefits of Supplemental Indenture and
               Bonds of Series ZZ. . . . . . . . . . . . . . . . .  5
SECTION 3.02. Effect of Table of Contents and Headings . . . . . .  5
SECTION 3.03. Counterparts . . . . . . . . . . . . . . . . . . . .  5
TESTIMONIUM. . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
ACKNOWLEDGMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .  6
SCHEDULE A - Form of Bond of Series ZZ, Form of
          Trustee's Certificate. . . . . . . . . . . . . . . . . .  7
SCHEDULE B - Property Subject to the Lien of the Mortgage. . . . . 13



    SUPPLEMENTAL INDENTURE, dated as of the first day of December, 1993, between THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called "Company") and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York (hereinafter called "Trustee").

    WHEREAS, the Company heretofore duly executed, acknowledged and delivered to the Trustee a certain Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, and fifty-eight Supplemental Indentures thereto dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, October 20, 1936, December 1, 1936, December 1, 1938, August 31,
1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949,
December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1,
1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970,
December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980,
October 1, 1981, June 30, 1982, July 1, 1983, January 1, 1984, October 1,
1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987,
April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, and
July 1, 1993 (said Indenture of Mortgage and Deed of Trust (i) as heretofore amended, being hereinafter generally called the "Mortgage Indenture," and (ii) together with said Supplemental Indentures thereto, being hereinafter generally called the "Mortgage"), all of which have been duly recorded as required by law, for the purpose of securing its First and Refunding Mortgage Bonds (of which $1,407,000,000 aggregate principal amount are outstanding at the date of this Supplemental Indenture) to an unlimited amount, issued and to be issued for the purposes and in the manner therein provided, of which Mortgage this Supplemental Indenture is intended to be made a part, as fully as if therein recited at length;

    WHEREAS, the Company by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage has duly determined to create a further series of bonds under the Mortgage to be designated "First and Refunding Mortgage 7-3/8% Bonds, Series ZZ" (hereinafter generally referred to as the "bonds of Series ZZ"), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, such fully registered bonds and the Trustee's certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A appended hereto and made a part hereof; and

    WHEREAS, the execution and delivery of this Supplemental Indenture and the issue of not exceeding one hundred and twenty-five million dollars ($125,000,000) in aggregate principal amount of bonds of Series ZZ and other necessary actions have been duly authorized by the Board of Directors of the Company; and

    WHEREAS, the Company proposes to execute and deliver this Supplemental Indenture to provide for the issue of the bonds of Series ZZ and to confirm the lien of the Mortgage on the property referred to below, all as permitted by Section 14.01 of the Mortgage Indenture; and

    WHEREAS, all acts and things necessary to constitute this Supplemental Indenture a valid, binding and legal instrument and to make the bonds of Series ZZ, when executed by the Company and authenticated by the Trustee valid, binding and legal obligations of the Company have been authorized and performed;


    NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE OF MORTGAGE AND DEED OF TRUST WITNESSETH:

    That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage, according to their tenor and effect, and according to the terms of the Mortgage and this Supplemental Indenture, and to secure the performance of the covenants and obligations in said bonds and in the Mortgage and this Supplemental Indenture respectively contained, and for the better assuring and confirming unto the Trustee, its successor or successors and its or their assigns, upon the trusts and for the purposes expressed in the Mortgage and this Supplemental Indenture, all and singular the hereditament, premises, estates and property of the Company thereby conveyed or assigned or intended so to be, or which the Company may thereafter have become bound to convey or assign to the Trustee, as security for said bonds (except such hereditament, premises, estates and property as shall have been disposed of or released or withdrawn from the lien of the Mortgage and this Supplemental Indenture, in accordance with the provisions thereof and subject to alterations, modifications and changes in said hereditament, premises, estates and property as permitted under the provisions thereof), the Company, for and in consideration of the premises and the sum of One Dollar ($1.00) to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable considerations, has granted, bargained, sold, assigned, mortgaged, pledged, transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain, sell, assign, mortgage, pledge, transfer, set over, alien, enfeoff, release, convey and confirm unto said Bankers Trust Company, as Trustee, and its successor or successors in the trusts created by the Mortgage and this Supplemental Indenture, and its and their assigns, all of said hereditament, premises, estates and property (except and subject as aforesaid), as fully as though described at length herein, including, without limitation of the foregoing, the property, rights and privileges of the Company described or referred to in Schedule B hereto.

        Together with all plants, buildings, structures, improvements and machinery located upon said real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditament and appurtenances belonging to the real estate or any part thereof described or referred to in Schedule B or intended so to be, or in any wise appertaining thereto, and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances; except and subject as aforesaid.

    TO HAVE AND TO HOLD all and singular the property, rights and privileges hereby granted or mentioned or intended so to be, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successor or successors in the trust created by the Mortgage and this Supplemental Indenture, and its and their assigns, forever, and with like effect as if the above described property, rights and privileges had been specifically described at length in the Mortgage and this Supplemental Indenture.

   Subject, however, to permitted liens, as defined in the Mortgage
Indenture.
    IN TRUST, NEVERTHELESS, upon the terms and trusts of the Mortgage and this Supplemental Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Mortgage and this Supplemental Indenture (and subject to any sinking fund that may heretofore have been or hereafter be created for the benefit of any particular series).

    And it is hereby covenanted that all such bonds of Series ZZ are to be issued, authenticated and delivered, and that the mortgaged premises are to be held by the Trustee, upon and subject to the trusts, covenants, provisions and conditions and for the uses and purposes set forth in the Mortgage and this Supplemental Indenture and upon and subject to the further covenants, provisions and conditions and for the uses and purposes hereinafter set forth, as follows, to wit:

                                ARTICLE 1.

                 FORM AND PROVISIONS OF BONDS OF SERIES ZZ

    SECTION 1.01. Designation; Amount. The bonds of Series ZZ shall be designated "First and Refunding Mortgage 7-3/8% Bonds, Series ZZ" and, subject to Section 2.08 of the Mortgage Indenture, shall not exceed one hundred and twenty-five million dollars ($125,000,000) in aggregate principal amount at any one time outstanding. The initial issue of the bonds of Series ZZ may be effected upon compliance with the applicable provisions of the Mortgage Indenture.

    SECTION 1.02. Form of Bonds of Series ZZ. The bonds of Series ZZ shall be issued only in fully registered form without coupons in denominations of one thousand dollars ($1,000) and multiples thereof.

    The bonds of Series ZZ and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A appended hereto.

    SECTION 1.03. Provisions of Bonds of Series ZZ; Interest Accrual. The bonds of Series ZZ shall mature on December 1, 2025 and shall bear interest, payable semiannually on the first days of June and December of each year, commencing June 1, 1994, at the rate specified in their title, until the Company's obligation in respect of the principal thereof shall be discharged; and shall be payable both as to principal and interest at the office or agency of the Company in the Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the bonds of Series ZZ, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date. The bonds of Series ZZ shall be callable for redemption in whole or in part according to the terms and provisions provided herein in Article 2.

       Each bond of Series ZZ shall be dated as of December 1, 1993 and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the bonds of Series ZZ, or if the date of authentication thereof is prior to May 16, 1994, then from the date of original issuance, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.

    The person in whose name any bond of Series ZZ is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest. A subsequent record date may be established by the Company by notice mailed to the owners of bonds of Series ZZ not less than ten days preceding such record date, which record date shall not be more than thirty days prior to the subsequent interest payment date. The term "record date" as used in this Section with respect to any regular interest payment (i.e., June 1 or December 1) shall mean the May 15 or November 15, as the case may be, next preceding such interest payment date, or if such May 15 or November 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

    SECTION 1.04. Transfer and Exchange of Bonds of Series ZZ. The bonds of Series ZZ may be surrendered for registration of transfer as provided in
Section 2.06 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of Series ZZ of other authorized denominations. Notwithstanding the provisions of Section 2.06 of the Mortgage Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of bonds of Series ZZ or for the exchange of any bonds of Series ZZ for such bonds of other authorized denominations.

    SECTION 1.05. Sinking and Improvement Fund. Each holder of a bond of Series ZZ, solely by virtue of its acquisition thereof, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to any and all amendments to the Mortgage Indenture which are intended to eliminate or modify in any manner the requirements of the sinking and improvement fund as provided for in Section 6.14 thereof.


                                ARTICLE 2.

                     REDEMPTION OF BONDS OF SERIES ZZ.

    The bonds of Series ZZ are not subject to redemption at the option of the Company prior to December 1, 1998. Thereafter, the bonds of Series ZZ shall be redeemable as a whole at any time or in part from time to time in accordance with the provisions of the Mortgage and upon not less than thirty (30) days' prior notice given by mail as provided in the Mortgage (which notice may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption and which notice shall be of no effect unless such moneys are so received on or before such date), either at the option of the Company, or for the purpose of any applicable provision of the Mortgage, at the following prices:



          (a) if redeemed with trust moneys deposited with or received by the Trustee pursuant to Section 3.55 or Section 6.06 or Section 6.09 or

  Section 6.14 or Article 8.5 of the Mortgage Indenture, then at the applicable special redemption price, stated as a percentage of the principal amount, specified under the column headed Special Redemption Price in the form of bond of Series ZZ set forth in Schedule A appended hereto, together in every case with accrued and unpaid interest thereon to the date fixed for redemption; and

         (b) otherwise, at the applicable general redemption price, stated as a percentage of the principal amount, specified under the column headed General Redemption Price in the form of bond of Series ZZ set forth in Schedule A appended hereto, together in every case with accrued and unpaid interest thereon to the date fixed for redemption.

                                ARTICLE 3.

                              MISCELLANEOUS.

    SECTION 3.01. Benefits of Supplemental Indenture and Bonds of Series ZZ. Nothing in this Supplemental Indenture, or in the bonds of Series ZZ, expressed or implied, is intended to or shall be construed to give to any person or corporation other than the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or of any covenant, condition or provision herein contained. All the covenants, conditions and provisions hereof are and shall be held to be for the sole and exclusive benefit of the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture.

    SECTION 3.02. Effect of Table of Contents and Headings. The table of contents and the descriptive headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning, construction or effect of the same.

    SECTION 3.03. Counterparts. For the purpose of facilitating the recording hereof, this Supplemental Indenture may be executed in any number of counterparts, each of which shall be and shall be taken to be an original and all collectively but one instrument.

    IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused these presents to be executed by a Vice President and its corporate seal to be hereunto affixed, duly attested by its Secretary or an Assistant Secretary, and Bankers Trust Company has caused these presents to be executed by a Vice President or Assistant Vice President and its corporate seal to be hereunto affixed, duly attested by one of its Assistant Treasurers, as of the day and year first above written.




                                  THE CONNECTICUT LIGHT AND POWER
                                       COMPANY
Attest:

   /s/ Mark A. Joyse              By /s/ John B. Keane
       Mark A. Joyse                     John B. Keane
    Assistant Secretary                  Vice President

         (SEAL)                   Signed, sealed and delivered
                                   in the presence of:

                                    /s/ Judith D. Boucher
                                    /s/ Lisa M. DiMano

                                  BANKERS TRUST COMPANY
Attest:

 /s/ M. Lisa Morrone              By /s/ Robert Gorman
     M. Lisa Morrone                     Robert Gorman
     Assistant Treasurer                 Vice President

         (SEAL)                   Signed, sealed and delivered
                                   in the presence of:


                                  /s/ J. Florio
                                      J. Florio

                                  /s/ Shikha Dombek
                                      Shikha Dombek



STATE OF CONNECTICUT    )
                        )    SS.:  BERLIN
COUNTY OF HARTFORD      )

    On this 13th day of December 1993, before me, Rose Valintakonis, the undersigned officer, personally appeared John B. Keane and Mark A. Joyse, who acknowledged themselves to be Vice President and Assistant Secretary, respectively, of THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation, and that they, as such Vice President and such Assistant Secretary, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as Vice President and Assistant Secretary, and as their free act and deed.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                       /s/ Rose Valintakonis
                                           Rose Valintakonis
                                           Notary Public

                                    My commission expires March 31, 1994




  (SEAL)


STATE OF NEW YORK       )
                        )    SS.:  NEW YORK
COUNTY OF NEW YORK      )

    On this 8th day of December, 1993, before me, /s/ Sharon V. Alston, the undersigned officer, personally appeared Robert Gorman and M. Lisa Morrone, who acknowledged themselves to be Vice President and Assistant Treasurer, respectively, of BANKERS TRUST COMPANY, a corporation, and that they, as such Vice President and such Assistant Treasurer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as Vice President and Assistant Treasurer, and as their free act and deed.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                             /s/ Sharon V. Alston
                                 Notary Public

                           My Commission expires May 7, 1994


(SEAL)



                               SCHEDULE A

                      [FORM OF BONDS OF SERIES ZZ]

No.                                                        $

                 THE CONNECTICUT LIGHT AND POWER COMPANY

         Incorporated under the Laws of the State of Connecticut

              FIRST AND REFUNDING MORTGAGE 7-3/8% BOND, SERIES ZZ

                       PRINCIPAL DUE DECEMBER 1, 2025


    FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the Company), hereby promises to pay to

                         , or registered assigns, the principal sum of

                           dollars, on the first day of December, 2025 and
to pay interest on said sum, semiannually on the first days of June and December in each year, commencing June 1, 1994, until the Company's obligation with respect to said principal sum shall be discharged, at the rate per annum specified in the title of this bond from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication hereof is prior to May 16, 1994, then from the date of original issuance, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

    Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the May 15 or November 15, as the case may be, next preceding the interest payment date, or, if such May 15 or November 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

    Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

    This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Bankers Trust Company (hereinafter with its successors as defined in the Mortgage hereinafter referred to, generally called the Trustee), or by such a successor.

    IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused this bond to be executed in its corporate name and on its behalf by its President by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Secretary.


Dated as of December 1, 1993.

                         THE CONNECTICUT LIGHT AND POWER COMPANY


                         By

                                                      President


                         Attest:

                                                      Secretary

                      [FORM OF TRUSTEE'S CERTIFICATE]


    Bankers Trust Company hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.

                             BANKERS TRUST COMPANY, TRUSTEE


                             By

                                       Authorized Officer


Dated:



                              [FORM OF BOND]

                                 [REVERSE]

                  THE CONNECTICUT LIGHT AND POWER COMPANY

            FIRST AND REFUNDING MORTGAGE 7-3/8% BOND, SERIES ZZ


    This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to one hundred and twenty-five million dollars ($125,000,000), consisting only of registered bonds without coupons and designated "First and Refunding Mortgage 7-3/8% Bonds, Series ZZ," all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed and Trust dated as of May 1, 1921, and by fifty-nine Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1,
1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936,
December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963,
April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972,
April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981, June 30, 1982,
October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988,
November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993 and
December 1, 1993 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the "Mortgage"), all executed by the Company to Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided. The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided.

    This bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage.

  Prior to due presentment for registration of transfer of this bond the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.
       This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

    Bonds of this series are to be issued initially under a book-entry only system and, except as hereinafter provided, registered in the name of The Depository Trust Company, New York, New York ("DTC") or its nominee, which shall be considered to be the holder of all bonds of this series for all purposes of the Mortgage, including, without limitation, payment by the Company of principal of and interest on such bonds of this series and receipt of notices and exercise of rights of holders of such bonds of this series. There shall be a single bond of this series which shall be immobilized in the custody of DTC with the owners of book-entry interests in bonds of this series ("Book-Entry Interests") having no right to receive bonds of this series in the form of physical securities or certificates. Ownership of Book-Entry Interests shall be shown by book-entry on the system maintained and operated by DTC, its participants (the "Participants") and certain persons acting through the Participants. Transfers of ownership of Book-Entry Interests are to be made only by DTC and the Participants by that book-entry system, the Company and the Trustee having no responsibility therefor so long as bonds of this series are registered in the name of DTC or its nominee. DTC is to maintain records of positions of Participants in bonds of this series, and the Participants and persons acting through Participants are to maintain records of the purchasers and owners of Book-Entry Interests. If DTC or its nominee determines not to continue to act as a depository for the bonds of this series in connection with a book-entry only system, another depository, if available, may act instead and the single bond of this series will be transferred into the name of such other depository or its nominee, in which case the above provisions will continue to apply to the new depository. If the book-entry only system for bonds of this series is discontinued for any reason, upon surrender and cancellation of the single bond of this series registered in the name of the then depository or its nominee, new registered bonds of this series will be issued in authorized denominations to the holders of Book-Entry Interests in principal amounts coinciding with the amounts of Book-Entry Interests shown on the book-entry system immediately prior to the discontinuance thereof. Neither the Trustee nor the Company shall be responsible for the accuracy of the interests shown on that system.

       The bonds of this series are not subject to redemption at the option of the Company prior to December 1, 1998. Thereafter, the bonds of this series are subject to redemption prior to maturity as a whole at any time or in part from time to time in accordance with the provisions of the Mortgage, upon not less than thirty (30) days' prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption) given by mail as provided in the Mortgage, either at the option of the Company, or for the purposes of any applicable provision of the Mortgage, at the following prices, together in every case with accrued and unpaid interest thereon to the date fixed for redemption:

         (a)  if redeemed with trust moneys deposited with or received by the Trustee pursuant to specified provisions of the Mortgage, then at the applicable special redemption price, stated as a percentage of the principal amount, set forth below; and


         (b) otherwise, at the applicable general redemption price, stated as a percentage of the principal amount, set forth below:

      If date fixed for         General             Special
       redemption falls        Redemption          Redemption
     within twelve months'      Price (%            Price (%
      period ending the        of principal        of principal
     last day of November     amount called)      amount called)

          1999                   104.47%             100.00%
          2000                   104.17              100.00
          2001                   103.88              100.00
          2002                   103.58              100.00
          2003                   103.28              100.00
          2004                   102.98              100.00
          2005                   102.68              100.00
          2006                   102.39              100.00
          2007                   102.09              100.00
          2008                   101.79              100.00
          2009                   101.49              100.00
          2010                   101.20              100.00
          2011                   100.90              100.00
          2012                   100.60              100.00
          2013                   100.30              100.00
          2014                   100.00              100.00
          2015                   100.00              100.00
          2016                   100.00              100.00
          2017                   100.00              100.00
          2018                   100.00              100.00
          2019                   100.00              100.00
          2020                   100.00              100.00
          2021                   100.00              100.00
          2022                   100.00              100.00
          2023                   100.00              100.00
          2024                   100.00              100.00
          2025                   100.00              100.00

     The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66-2/3% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds and coupons issued thereunder; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or permit the creation by the Company of any mortgage or pledge or lien in the nature thereof ranking prior to or equal with the lien of the Mortgage or deprive the holder hereof of the lien of the Mortgage on any of the property which is subject to the lien thereof.

     As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each holder of this bond, solely by virtue of its acquisition thereof, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to any and all amendments to the Mortgage which are intended to eliminate or modify in any manner the requirements of the sinking and improvement fund as set forth in Section 6.14 of the Mortgage.

       No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator, or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.



                   [This page intentionally left blank]



                                SCHEDULE B

               PROPERTY SUBJECT TO THE LIEN OF THE MORTGAGE

                              IN CONNECTICUT



                              TOWN OF ANDOVER


          All the following described rights, privileges and easements situated in the Town of Andover, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(1)   Lynn M. Wytas et al.          August 12, 1993            59   588
(2)   Joseph A. Toce                August 16, 1993            59   590
(3)   Jessee Person et al.          September 29, 1993         59   873




                              TOWN OF ASHFORD


          All the following described rights, privileges and easements situated in the Town of Ashford, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(4)   State of Connecticut          September 16, 1985         78   894
(5)   Colonial Builders of New      December 13, 1985          79   220
       England, Inc.
(6)   Trade Craftsmen, Inc.         September 21, 1993        102   516



                               TOWN OF AVON


          All the following described rights, privileges and easements situated in the Town of Avon, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(7)   Avon Park Properties           June 24, 1993            280   150
(8)   Orchard Farm Development, Inc. June 23, 1993            280   120



                              TOWN OF BERLIN


          All the following described rights, privileges and easements situated in the Town of Berlin, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(9)   Louis F. Grabowski et al.     July 8, 1993              349   370
(10)  Kenneth J. Dorio              June 21, 1993             349   372




                              TOWN OF BRISTOL


          All the following described rights, privileges and easements situated in the Town of Bristol, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(11)  East View Farm Associates     August 5, 1993           1100   872




                              TOWN OF CHAPLIN


          All the following described rights, privileges and easements situated in the Town of Chaplin, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(12)  Raymond B. Bettencourt et al. February 17, 1987          44   191

                            TOWN OF CHESHIRE


          All the following described rights, privileges and easements situated in the Town of Cheshire, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(13)  Copper Valley Estates, Inc.    August 23, 1993          998    33
(14)  Orchard View Construction Co., August 17, 1993          998   163
       Inc.




                            TOWN OF COLCHESTER


          All the following described rights, privileges and easements situated in the Town of Colchester, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(15)  William R. Swenson            November 19, 1992         333   319




                             TOWN OF COLUMBIA


          All the following described rights, privileges and easements situated in the Town of Columbia, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(16)  Francis G. Kosowicz           March 25, 1987             75   137
(17)  Randazzo Associates           October 8, 1993           100   225



                             TOWN OF COVENTRY


          All the following described rights, privileges and easements situated in the Town of Coventry, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(18)  Frank Infante                  July 1, 1993              492   246
(19)  Country Place Associates, Inc. July 13, 1987             345   331
(20)  Gerald P. Rothman              September 29, 1988        382    66
(21)  Paxton Development Group       July 2, 1993              492   108
       Limited Partnership
(22)  Paxton Development Group       July 10, 1993             493    98
       Limited Partnership et al.




                             TOWN OF EASTFORD


          All the following described rights, privileges and easements situated in the Town of Eastford, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(23)  Evelyn Day Warren             August 12, 1993            34   197




                             TOWN OF ELLINGTON


          All the following described rights, privileges and easements situated in the Town of Ellington, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(24)  The Apostolic Christian Church July 19, 1993           201    62
       of Ellington, Inc.
(25)  Robert A. Ludwig et al.       August 25, 1978          111   258
(26)  Gardner L. Chapman            July 28, 1986            142   112
(27)  Evandro S. Santini            October 21, 1985         135   919
(28)  Michael J. Stosonis et al.    August 7, 1978           111   260
(29)  I-86 Co.                      October 8, 1993          203   477




                              TOWN OF ENFIELD


          All the following described rights, privileges and easements situated in the Town of Enfield, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(30)  Maine State Retirement System  June 11, 1993            788   127
(31)  Betty Ann Reilly               May 28, 1993             795   314
(32)  Charles R. Garrow et al.       August 19, 1993          809   162




                            TOWN OF FARMINGTON


          All the following described rights, privileges and easements situated in the Town of Farmington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(33)  Lawrence F. Webster           July 15, 1993             465   705




                             TOWN OF FRANKLIN


          All the following described rights, privileges and easements situated in the Town of Franklin, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(34)  Crossen Builders, Inc.         December 24, 1986         35    17




                             TOWN OF KILLINGLY


          All the following described rights, privileges and easements situated in the Town of Killingly, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor              Date of Instrument      Volume  Page

(35)  Edith B. Hughes et al.        August 27, 1993           581   275
(36)  Robert A. Mineau et al.       September 22, 1993        583   204
(37)  Green Hollow Associates       September 16, 1993        583   201




                              TOWN OF LEBANON


          All the following described rights, privileges and easements situated in the Town of Lebanon, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(38)  Michael S. Block              September 28, 1993        154   799




                            TOWN OF MANCHESTER


          All the following described rights, privileges and easements situated in the Town of Manchester, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(39)  Downeast Associates Limited   August 20, 1993          1626   298

   *Partnership


      *Inter alia - South Windsor




                             TOWN OF MANSFIELD


          All the following described rights, privileges and easements situated in the Town of Mansfield, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor                Date of Instrument     Volume  Page

(40)  Lodi Associates et al.          July 13, 1993            338    67
(41)  Joseph Glasser                  December 5, 1986         245   480
(42)  Mansfield Cooperative, Inc.     August 13, 1993          340     4
(43)  Mansfield Retirement Community, July 14, 1993            341   154
       Inc.




                             TOWN OF NAUGATUCK


          All the following described rights, privileges and easements situated in the Town of Naugatuck, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(44)  Richard F. Bushka et al.      April 6, 1993             374    79




                             TOWN OF NEWINGTON


          All the following described rights, privileges and easements situated in the Town of Newington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(45)  Ramblewood, Incorporated      September 2, 1993         931   228





                              TOWN OF NEWTOWN


          All the following described rights, privileges and easements situated in the Town of Newtown, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(46)  Russett Road Developers, Inc. June 15, 1993             471    39
(47)  Kevin F. Braun et al.         August 6, 1992            453   665
(48)  Craig M. Berger               January 30, 1991          428   104




                              TOWN OF NEWTOWN


          All the following described pieces or parcels of land with any improvements thereon situated in the Town of Newtown, County of Fairfield and State of Connecticut, viz:


(49) A certain piece of parcel of land located in the Town of Newtown, County of Fairfield and State of Connecticut, containing 6.06 acres, acquired from Craig M. Berger, in deed dated January 30, 1991, recorded in Volume 428, Page 78 of the Newtown land records.




                            TOWN OF PLAINFIELD


          All the following described rights, privileges and easements situated in the Town of Plainfield, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(50)  Dow Road Associates, Inc.     October 1, 1993           218   504
(51)  Alice C. Ferrance             October 14, 1993          218   548




                            TOWN OF PLAINVILLE


          All the following described rights, privileges and easements situated in the Town of Plainville, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(52)  Brian J. Corriveau et al.     June 17, 1993             301   636
(53)  Stephen Martino et al.        June 17, 1993             301   645




                              TOWN OF POMFRET


          All the following described rights, privileges and easements situated in the Town of Pomfret, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(54)  The W. B. Lambot Lumber &     November 20, 1986          62   278
       Supply Co.
(55)  Burt-Fanning Salmon et al.    November 20, 1986          62   282
(56)  Richard G. Whipple            November 20, 1986          62   280




                              TOWN OF PUTNAM


          All the following described rights, privileges and easements situated in the Town of Putnam, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(57)  David E. Nichols              August 31, 1993           250   158*


      *Inter alia - Thompson



                            TOWN OF ROCKY HILL


          All the following described rights, privileges and easements situated in the Town of Rocky Hill, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(58)  Brookwood Village Condominium August 31, 1993           269   971
       Association, Inc.




                             TOWN OF SIMSBURY


          All the following described rights, privileges and easements situated in the Town of Simsbury, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor                 Date of Instrument   Volume  Page

(59)  S. J. Fish & Sons, Incorporated  July 12, 1993         414     247
(60)  Patrick V. McCue et al.          August 2, 1993        415      92




                            TOWN OF SOUTHINGTON


          All the following described rights, privileges and easements situated in the Town of Southington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(61)  Xhemali Fazo                  April 12, 1993           563    875
(62)  The Robert L. Jacks and Ted J.April 14, 1993           563    879
       Crew Partnership
(63)  National Auto/Truckstops, Inc.April 22, 1993           563    885
(64)  John E. Valentine             August 18, 1993          573    739


                           TOWN OF SOUTH WINDSOR


          All the following described rights, privileges and easements situated in the Town of South Windsor, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(65)  Downeast Associates Limited   August 20, 1993          738    21*
       Partnership
(66)  R. Squared, Inc.              September 22, 1993       747    86


      *Inter alia - Manchester




                              TOWN OF SPRAGUE


          All the following described rights, privileges and easements situated in the Town of Sprague, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(67)  Gail L. Whitney et al.        August 3, 1993            47    619




                               TOWN OF STAFFORD


          All the following described rights, privileges and easements situated in the Town of Stafford, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(68)  Glenville Development         April 14, 1987           238     248
        Corporation
(69)  Condevco, Inc.                December 20, 1983        204     477




                             TOWN OF STERLING


          All the following described rights, privileges and easements situated in the Town of Sterling, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(70)  Charles T. Camp et al.        November 6, 1986          52   210




                             TOWN OF THOMPSON


          All the following described rights, privileges and easements situated in the Town of Thompson, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(71)  David E. Nichols              August 31, 1993           303   340*


      *Inter alia - Putnam




                              TOWN OF TOLLAND


          All the following described rights, privileges and easements situated in the Town of Tolland, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(72)  Lee & Lamont Realty           June 18, 1993            457     3
(73)  Thomas E. Sayers et al.       July 26, 1993            459   275
(74)  Joseph Mihaliak               July 23, 1981            204   122
(75)  FRI Land Equities, Inc.       January 28, 1987         294    28
(76)  Vincent A. Vivenzio et al.    September 27, 1993       467   356
(77)  Brian M. Furbish et al.       September 24, 1993       467   358








                            TOWN OF TORRINGTON


          All the following described rights, privileges and easements situated in the Town of Torrington, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(78)  Stanley M. Lessler, Trustee   June 25, 1993            577    1039




                               TOWN OF UNION


          All the following described rights, privileges and easements situated in the Town of Union, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(79)  Joseph P. Pikul et al.        August 31, 1993            36   575*


      *Inter alia - Woodstock




                              TOWN OF VERNON


          All the following described rights, privileges and easements situated in the Town of Vernon, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(80)  Anita Jane Giuletti et al.    May 6, 1993               931   251
(81)  Courtside Associates, Inc.    June 21, 1983             461    17
(82)  The Madrid Corporation        May 10, 1985              528    96
(83)  Samuel P. Belsito, Jr. et al. October 30, 1986          597   347
(84)  155 West Main Street          January 28, 1987          614    43
        Associates Limited Partnership








                            TOWN OF WASHINGTON


          All the following described pieces or parcels of land with any improvements thereon situated in the Town of Washington, County of Litchfield and State of Connecticut, viz:


(85) A certain piece or parcel of land with buildings thereon, located in the Town of Washington, County of Litchfield and State of Connecticut, containing 3.00 acres more or less, acquired from Edward R. Lerner and Leila Lerner, in deed dated April 30, 1993, recorded in Volume 122, Page 1059 of the Washington land records.




                             TOWN OF WATERBURY


          All the following described rights, privileges and easements situated in the Town of Waterbury, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(86)  Peter Carmody et al.          April 15, 1993           2969   192




                           TOWN OF WETHERSFIELD


          All the following described rights, privileges and easements situated in the Town of Wethersfield, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(87)  Drisdelle Builders, Inc.      July 16, 1993             551   641
(88)  Mark O'Connor et al.          June 24, 1993             557    73




                              TOWN OF WINDHAM


          All the following described rights, privileges and easements situated in the Town of Windham, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(89)  Wal-Mart Stores, Inc.         February 18, 1993         420   262




                              TOWN OF WINDSOR


          All the following described rights, privileges and easements situated in the Town of Windsor, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(90)  Joseph Misky, Jr.             June 22, 1993             949   177
(91)  The Estate of Benjamin D.     July 15, 1992             929   288
       Sasportas
(92)  T & M Building Company, Inc.  February 16, 1993         929   230
(93)  Culbro Homes II, Inc.         July 16, 1993             963   295




                           TOWN OF WINDSOR LOCKS


          All the following described rights, privileges and easements situated in the Town of Windsor Locks, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(94)  Cortland Group, Inc.          July 1, 1993             215    882
(95)  Henry L. Graziani et al.      July 31, 1992            217    488
(96)  Sales Development Company     June 6, 1993             217    491
(97)  Jacqueline F. Smith           May 21, 1993             217    494
(98)  Susan M. Montemerlo           September 16, 1993       217    496




                             TOWN OF WOODBURY


          All the following described rights, privileges and easements situated in the Town of Woodbury, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(99)  Mark K. Zielke                August 23, 1993           196   404




                             TOWN OF WOODSTOCK


          All the following described rights, privileges and easements situated in the Town of Woodstock, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                              Recorded
               Grantor               Date of Instrument     Volume  Page

(100) Philip L. Corrow              May 14, 1987             168    37
(101) Alexander J. Parrow et al.    August 24, 1990          204   199
(102) Kim Staveski Mack et al.      June 28, 1989            193   196
(103) Woodstock Building Associates August 27, 1993          237   352
(104) Thomas P. Laskey              July 20, 1993            236   483
(105) Joseph P. Pikul et al.        August 31, 1993          237   363*
(106) Henry L. Bugden et al         August 31, 1993          237   365
(107) Lawrence O'Neill et al.       December 14, 1990        236   212


      *Inter alia - Union